EXHIBIT 99.2

Timberline Announces Results of Shareholder Meeting and
Provides Corporate Update

August 26, 2008 – Coeur d’Alene – Timberline Resources Corporation (AMEX:TLR) today announced results of its 2008 Annual Meeting of Stockholders, held on August 22, 2008 in Coeur d’Alene, Idaho. The Company received overwhelming approval for all proposals submitted to stockholders, including the election of its Board of Directors and the proposed acquisition of Small Mine Development, LLC (“SMD”).

Timberline Executive Chairman John Swallow stated, “With the receipt of shareholder approval, we can now focus on completing the acquisition of SMD and moving forward with our business plan. On behalf of the Board, I’d like to thank our shareholders for their continued confidence and support.”

Timberline CEO Randal Hardy added, “As discussed at our meeting, we are currently pursuing conventional secured debt and working capital agreements with multiple sources. While we remain open to using convertible debt instruments, we recognize the potentially dilutive nature of these securities at this time and may have other, more preferable, options available to us.”

Timberline also announced today that its contract drilling subsidiary, Kettle Drilling, Inc., will begin doing business under its new name, Timberline Drilling, Inc., effective August 31, 2008.

Timberline Resources Corporation has taken the complementary businesses of mining services and mineral exploration and combined them into a unique, forward-thinking investment vehicle that provides investors exposure to both the “picks and shovels” and “blue sky” aspects of the mining industry.

Timberline has contract drilling subsidiaries in the western United States and Mexico and an exploration division focused on high-potential, district-scale gold projects. With its anticipated acquisition of a premier American underground mine contractor, Small Mine Development, Timberline will strengthen its position as an emerging, vertically-integrated resource company. Timberline is listed on the American Stock Exchange and trades under the symbol “TLR”.

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2007. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Additional Information About This Transaction

In connection with the proposed acquisition, Timberline has filed a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE FINAL PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by Timberline at the Securities and Exchange

Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Timberline by directing such request to Timberline Resources Corporation, 101 E. Lakeside Ave., Coeur d’Alene, ID 83814, Attention: Chief Financial Officer.

Participants in the Solicitation

Timberline and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed acquisition. Information concerning the interests of Timberline's participants in the solicitation, which may be different than those of Timberline stockholders generally, is set forth in Timberline's proxy statements and Annual Reports on Form 10-KSB, both previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the acquisition.

Contact Information:

John Swallow, Chairman

Phone: 208.664.4859